Taxes on Income	12 Months Ended
Dec. 31, 2019
Taxes on Income [Abstract]
Taxes on Income

Note 18 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group for 2019 and 2018 is 23%. The tax rate in 2017 was 24%.

B.

Carry-forward losses

The Company and its subsidiaries incurred losses through 2019, which are not expected to be utilized in the foreseeable future. Therefore, the Group did not record current taxes or deferred taxes.

In 2019, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 1.3 million) to the effective tax rate (0%) is the fact that deferred taxes were not created in respect of carry forward tax losses.

The carry-forward loss for tax purposes for the Company and its subsidiaries, and the unrecognized research and development expenses, amounts to USD 21 million as of December 31, 2019 (2018 – USD 33.1 million, 2017 – USD 28.2 million).

C.

Tax assessments

The Company's tax assessments are deemed finalized through the end of 2017, pursuant to section 145 of the Israeli Income Tax Ordinance. The subsidiary's tax assessments are deemed finalized through the end of 2014, pursuant to section 145 of the Israeli Income Tax Ordinance.

During 2019, the Company's tax assessments for Kitov Pharma Ltd. for the tax years of 2014 - 2017 were finalized. Following the tax assessments, the Company was required to pay an amount of approximately 250 USD thousands which were recorded as an expense in 2019.